UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 3, 2006
USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51027 (Commission File Number)	16-1694797 (I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia (Address of principal executive offices)	22306 (Zip Code)
Registrant’s telephone number, including area code: (703) 660-6677
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
USA Mobility, Inc. issued its preliminary unaudited operating results for 2005 on April 3, 2006. A copy of the News Release is furnished herewith as Exhibit 99.1.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The Company announced that it has received a notice from the Nasdaq National Market stating that Nasdaq has not received the Company’s 2005 Form 10-K as required by Marketplace Rule 4310(c)(14) and that the Company’s securities will be delisted from The Nasdaq Stock Market at the opening of business on April 12, 2006, unless the Company requests a hearing in accordance with the Marketplace Rule 4800 Series. USA Mobility intends to request a hearing before the Nasdaq listing qualifications panel with respect to this notice, which will have the effect of suspending the delisting notice until resolution of the hearing. There can be no assurance that the panel will grant the Company’s request for continued listing. A copy of the News Release is furnished herewith as Exhibit 99.2.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
The Company concluded on April 7, 2006 to restate its financial statements and other financial information as of December 31, 2002 and for the seven months ended December 31, 2002. The Company intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2004 to include these restated financial statements and other financial information. The purpose of the amended filing will be to restate financial statements and other financial information for the seven months ended December 31, 2002 and for the years 2003 and 2004. In addition the Company intends to file amendments to its Quarterly reports on Form 10-Q for the first three interim quarterly periods during the year ended December 31, 2005 as previously reported in its Current Report on Form 8-K filed on March 10, 2006.
In light of the restatement, readers should no longer rely on the Company’s previously filed financial statements and other financial information for 2002, 2003 and 2004 and for each of the interim quarterly periods for 2004 and 2005.
The determination to restate the Company financial statements for 2002 subsequent to the emergence from bankruptcy was made as a result of management’s assessment of accounting errors that were recently discovered during the preparation of its 2005 financial statements. In addition to those adjustments that have previously been reported the Company has identified the following additional adjustments to previously reported periods:
Asset retirement obligations were not recorded at the emergence from bankruptcy in 2002 and were incorrectly calculated in 2003 and 2004. The Company’s predecessor, Arch Wireless, Inc. (“Arch”) was required to implement the provisions of Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement Obligations, (“SFAS No. 143”) upon its emergence from bankruptcy as a reorganized company. The Company did not properly implement SFAS No. 143. In addition in 2003 and 2004 the Company did not correctly determine the fair value of the asset retirement obligation as required by SFAS No. 143. The adjustments in 2002, 2003 and 2004 will impact property, plant and equipment and short-term and long-term liabilities for the asset retirement obligations. Operating expense will also be impacted by these adjustments. The Company has not finally assessed the impact of these changes on its 2002, 2003, 2004 and 2005 financial statements and other financial information, but is in the process of doing so. These adjustments along with those adjustments previously disclosed in our Current Report on Form 8-K filed on March 10, 2006 will be included in the restated financial statements and other financial information for 2002, 2003 and 2004 and the interim quarterly periods for 2004 and 2005.
The adjustments discussed above do not impact our previously reported revenue, cash or cash flow from operating, investing or financing activities.
After reviewing these matters with the Audit Committee, we recommended to the Audit Committee that previously reported financial results be restated to reflect these additional adjustments. The Audit Committee agreed with this recommendation and determined on April 7, 2006 that previously reported results for the Company be restated to reflect these additional adjustments and that previously filed financial statements and other financial information referred to above should no longer be relied upon.
In connection with its evaluation of the additional adjustments described above, management is currently assessing whether these adjustments were a result of material weakness in the Company’s internal control over financial reporting. Management has not yet determined whether an additional material weakness exists. The Company has previously reported material weaknesses in its Current Report on Form 8-K filed on March 10, 2006. As a result of those previously reported material weaknesses, management had concluded that the Company did not maintain effective control over financial reporting at December 31, 2004. Accordingly, Management’s Report on Internal Control Over Financial Reporting as originally filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, should no longer be relied upon.
Management has not finalized its assessment of internal control over the financial reporting related to the preparation of the 2005 financial statements; accordingly the Company may identify additional control deficiencies as material weaknesses.
The Company has discussed the matters mentioned herein with PricewaterhouseCoopers, LLP, our independent registered public accounting firm.
Item 7.01 Regulation FD Disclosure.
On April 4, 2006, the Company conducted a conference call for investors and other interested parties. The full transcript of the conference call is furnished herewith as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
See Exhibit Index attached hereto.
The information in this Item 2.02 and Item 7.01 of this Form 8-K and Exhibit 99.1, 99.2, and 99.3, attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
April 7, 2006	By:	Tom Schilling
		Name:	Tom Schilling
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	USA Mobility, Inc. News Release, April 3, 2006
99.2	USA Mobility, Inc. News Release, April 5, 2006
99.3	USA Mobility, Inc. Preliminary 2005 Operating Results Call Transcript